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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 28, 2004


          IndyMac MBS, Inc. (as depositor under the Pooling and
          Servicing Agreement, dated as of June 1, 2004, providing for the issuance of the IndyMac MBS, Inc., Mortgage
          Pass-Through Certificates, Series 2004-F).

                               INDYMAC MBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                    333-116470                 95-4791925
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)

    155 North Lake Avenue
     Pasadena, California                                           91101
     --------------------                                         ---------
    (Address of Principal                                         (Zip Code)
      Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

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

Item 5.      Other Events.
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     On June 28, 2004, IndyMac MBS, Inc. (the "Company") entered into a
Pooling and Servicing Agreement dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-F (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
----         ------------------------------------------------------------------

    Not applicable.

    Not applicable.

    Exhibits:

       99.1. Pooling and Servicing Agreement, dated as of June 1, 2004, by and among the Company, IndyMac and the Trustee.




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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDYMAC MBS, INC.



                                        By:  /s/ Victor H. Woodworth
                                            ----------------------------
                                              Victor H. Woodworth
                                              Vice President



Dated:  August 13, 2004



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

                                 Exhibit Index
                                 -------------



Exhibit                                                                    Page
-------                                                                    ----

 99.1.    Pooling and Servicing Agreement, dated as of
          August [__], 2004, by and among, the Company,
          IndyMac and the Trustee                                            5




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